Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Georgi Parrik, Chief Executive Officer and Chief Financial Officer of Migom Global Corp. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2022

By:	/s/ Georgi Parrik
Georgi Parrik Chief Executive Officer (principal executive officer), and

By:	/s/ Ricardo Salcedo
Ricardo Salcedo Chief Financial Officer (principal financial officer)